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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): APRIL 30, 2002



                              THE MILLS CORPORATION
              Exact name of registrant as specified in its charter)


    DELAWARE                       1-12994                     52-1802283
(State or Other               (Commission File               (IRS Employer
Jurisdiction of                    Number)                Identification Number)
 Incorporation)


                              1300 WILSON BOULEVARD
                                    SUITE 400
                            ARLINGTON, VIRGINIA 22209
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (703) 526-5000


          (Former name or former address, if changed since last report)

                                 NOT APPLICABLE



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ITEM 5.     OTHER EVENTS.

                  On April 30, 2002, The Mills Corporation (the "Company") announced that it had entered into a definitive agreement to purchase all of the interests held by Simon Property Group, one of its joint venture partners, in five of the Company's unconsolidated properties for an aggregate purchase price of $430 million, including $175 million in cash and approximately $255 million of allocable joint venture property level debt. The transaction is expected to close by May 31, 2002. A copy of the Company's press release announcing the transaction is attached as Exhibit 99.1.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            (3)  Financial Statements specified by Rule 3.14 of Regulation S-X

            It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3).

            The required financial information and additional information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.


     (b)    PRO FORMA FINANCIAL INFORMATION.

            It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to
Article 11 of Regulation S-X as required by Item 7(b)(1).

            The required pro forma information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.


     (c)    EXHIBITS.

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
            10.1 Purchase and Sale Agreement, dated as of April 29, 2002, by and between The Mills Limited Partnership, Simon Property Group, L.P., M.S. Management Associates, Inc. Simon Property Group (Texas), L.P., and SPG Realty Consultants, L.P.

            99.1     Press Release, dated April 30, 2002.

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                                       2
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE MILLS CORPORATION



                                         By:  /s/ KENNETH R. PARENT
                                              ----------------------------------
                                              Kenneth R. Parent
                                              Executive Vice President and
                                                Chief Financial Officer


Date:  May 1, 2002


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                                  EXHIBIT INDEX

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

EXHIBIT NO.                   EXHIBIT NAME
  10.1 Purchase and Sale Agreement, dated as of April 29, 2002, by and between The Mills Limited Partnership, Simon Property Group, L.P., M.S. Management Associates, Inc. Simon Property Group (Texas), L.P., and SPG Realty Consultants, L.P.

  99.1        Press Release, dated April 30, 2002.

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